Net finance costs	12 Months Ended
Jun. 30, 2018
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Net finance costs

19    Net finance costs

	2018	2017	2016
	US$M	US$M	US$M
Financial expenses
Interest on bank loans, overdrafts and all other borrowings	1,168	1,130	969
Interest capitalised at 4.24% (2017: 3.25%; 2016: 2.61%) (1)	(139)	(113)	(123)
Discounting on provisions and other liabilities	414	450	304
Fair value change on hedged loans	(265)	(1,185)	1,444
Fair value change on hedging derivatives	329	1,244	(1,448)
Exchange variations on net debt	(19)	(23)	(24)
Other financial expenses	79	57	28

	1,567	1,560	1,150

Financial income
Interest income	(322)	(143)	(137)

Net finance costs	1,245	1,417	1,013

(1)

Interest has been capitalised at the rate of interest applicable to the specific borrowings financing the assets under construction or, where financed through general borrowings, at a capitalisation rate representing the average interest rate on such borrowings. Tax relief for capitalised interest is approximately US$42 million (2017: US$34 million; 2016: US$37 million).

Recognition and measurement

Interest income is accrued using the effective interest rate method. Finance costs are expensed as incurred, except where they relate to the financing of construction or development of qualifying assets.